UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 22, 2022
Date of Report (Date of Earliest Event Reported)

Commission File Number of the issuing entity:  333-193376-08

Central Index Key Number of issuing entity:  0001612126
COMM 2014-UBS4 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of registrant:  0001013454
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541886
UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001505494
The Bancorp Bank
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001625508
Pillar Funding LLC
(Exact name of sponsor as specified in its charter)

Lainie Kaye (212) 250-2500
(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

Lower Tier Remic 47-1478558
Upper Tier Remic 47-1559281
Grantor Trust 47-6424351
(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas as Certificate Administrator
1761 East St. Andrew Place, Santa Ana CA
(Address of principal executive offices of the issuing entity)

92705
(Zip Code)

(212) 250-2500
(Telephone number, including area code)

NONE
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simulaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under teh Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class
None

Trading Symbol(s)
None

Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

Pursuant to a Current Report on Form 8-K, filed by the registrant on October 7, 2022 (SEC Accession
No. 0001020242-22-000227) (the "Prior 8-K Report"), pursuant to Section 3.22(b) of the pooling and servicing agreement, dated as of July 1, 2014 (the "Pooling and Servicing Agreement"), among
Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association ("Midland"), as master servicer and as special servicer,
Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services
LLC, as operating advisor, relating to the issuing entity known as COMM 2014-UBS4 Mortgage
Trust (the "Issuing Entity"), effective as of October 7, 2022, Midland was removed as special servicer and LNR Partners, LLC ("LNR Partners"), a Florida limited liability company, was appointed as the successor special servicer (except with respect to any Non-Serviced Loan
Combinations, the Cross County Plaza Mortgage Loan and the 357 West 16th Street Mortgage
Loan).

As stated in the Prior 8-K Report, the appointment of LNR Partners as successor special servicer with respect to the Cross County Plaza Mortgage Loan and the 357 West 16th Street Mortgage Loan
was to become effective upon on the earliest of (a) October 31, 2022 if reinstatement fails to close on or prior to October 31, 2022; (b) if reinstatement closes on or prior to October 31, 2022, the date on which the borrower re-defaults or another workout strategy is pursued prior to the loan becoming a corrected loan; (c) the date on which the loan is returned as a corrected loan to the master servicer or (d) December 6, 2022.

This Current Report on Form 8-K is being filed to record that, effective as of November 22, 2022,
LNR Partners became special servicer with respect to the Cross County Plaza Mortgage Loan, and effective as of December 6, 2022, LNR Partners became special servicer with respect to the 357
West 16th Street Mortgage Loan.  LNR Partners will be responsible for the servicing and administration of the Cross County Plaza Mortgage Loan and the 357 West 16th Street Mortgage Loan pursuant to the
Pooling and Servicing Agreement, a copy of which was filed as Exhibit 4.1 to the Current Report on
Form 8-K/A filed by the Issuing Entity with the Securities and Exchange Commission on October 23, 2014.
The principal executive offices of LNR Partners are located at 2340 Collins Avenue, Suite 700, Miami
Beach, Florida 33139 and its telephone number is (305) 695-5600.

Capitalized terms used, but not defined, in this Current Report on Form 8-K have the meanings set forth in the Pooling and Servicing Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Depositor)

/s/ R. Chris Jones
Name:  R. Chris Jones
Title: Director

/s/ Matt Smith
Name:  Matt Smith
Title: Director

Date:    December 14, 2022